UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)


       Nevada                            000-32741              84-1394211
--------------------------------------------------------------------------------
(State or Other Jurisdiction      Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


   13-01 Pollitt Drive, Fair Lawn, NJ                              07410
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(Address of principal executive offices)                         (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (201) 703-2299


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 2.03 below for a description of the material terms of 10% unsecured, convertible, subordinated promissory notes issued by Vyteris Holdings (Nevada), Inc. and Spencer Trask Specialty Group, LLC.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On May 5, 2006, pursuant to a Note Purchase Agreement dated May 5, 2006, Spencer Trask Specialty Group, LLC ("STSG") made a loan of $500,000 to Vyteris Holdings (Nevada), Inc. (the "Company") and the Company issued to STSG a 10% unsecured, convertible, subordinated promissory note in principal amount of $500,000 (the "May 5 Note"). The May 5 Note: (i) matures on December 1, 2008, unless that date is extended in writing by STSG, in its sole discretion; (ii) bears interest at a rate equal to 10% per annum based on a 360 day year, payable in cash on a semi-annual basis commencing with the semi-annual period ended June 30, 2006 (subject to the terms of the subordination agreement previously entered into between STSG and the lenders in the Company's August 19, 2005, debentures transaction (the "Subordination Agreement")); (iii) bears interest at a rate equal to an additional 3% to the extent that the Company has defaulted on any payment thereunder when due; (iv) is convertible at any time (principal and interest) into shares of common stock of the Company at a conversion price of $2.40 per share; (v) is convertible into the Company's next private financing of equity or debt securities yielding aggregate gross proceeds (exclusive of conversion of the May 5 Note) to the Company of at least $500,000 ; and (vi) is expressly and fully subordinated to the payment in full of the debentures issued by the Company on August 19, 2005. The Company did not issue warrants to STSG with respect to this $500,000 loan. The Company also entered into a registration rights agreement with STSG pursuant to which STSG was granted piggy-back registration rights with respect to the shares of common stock into which the May 5 Note is convertible.

STSG is subject to the Subordination Agreement, which subordinates all obligations of the Company to STSG to the Company's obligations under the debentures issued by the Company on August 19, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      VYTERIS HOLDINGS  (NEVADA), INC.




                      By: /S/ TIMOTHY MCINTYRE
                         ------------------------------------------------
                         Name:  Timothy McIntyre
                         Title:  President and Chief Executive Officer


Dated:  May 10, 2006